ADDENDUM TO
MASTER SERVICE AGREEMENT

This Addendum (this "Addendum") is entered into this 19th day of August, 2005, ("Addendum Effective Date") by and between **LEVEL 3 COMMUNICATIONS, LLC** ("Level 3") and **WINSONIC HOLDINGS, INC.** ("Customer"). The terms and conditions of this Addendum modify the Agreement (as defined below) in the following limited respects:

WHEREAS the parties entered into the Agreement for the provision of certain communications services provided by Level 3 to Customer;

NOW THEREFORE, the parties agree as follows:

1. As of the Addendum Effective Date, Level 3 and Customer agree to be bound by the terms and conditions of the executed June 9, 2003 Master Service Agreement ("Agreement") and herby ratify the same.
2. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.
3. Except as amended hereby (and by any other addendum, if applicable), all other terms and conditions of the Agreement shall remain in full force and effect

LEVEL 3 COMMUNICATIONS, LLC ("Level 3")

By: [signature]

Name: Michael J. Mooney

Title: VP-Legal

Date: 8/22/05

WINSONIC HOLDINGS, INC. ("Customer")

By: [signature]

Name: Winston Johnson

Title: Chairman

Date: 8-19-05